1933 Act Registration No. 333-76152

1940 Act Registration No. 811-8174

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 8	☒

Thrivent Variable Insurance Account A

(Exact name of Registrant)

Thrivent Financial for Lutherans

(Name of Depositor)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (612) 844-7215

James M. Odland

Vice President of

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent Financial for Lutherans

Let’s thrive.

Thrivent Financial

Flexible Premium Variable Life Insurance

(issued by Lutheran Brotherhood between 1994 and 2002

and by Thrivent Financial for Lutherans between 2002 and 2003)

Prospectuses

April 30, 2008

Thrivent Variable Insurance Account A

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE INSURANCE ACCOUNT A

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes an individual variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of Death Benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate Net Premiums to one or more of the Subaccounts of Thrivent Variable Insurance Account A (the “Variable Account”) according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company commonly known as a “mutual fund”.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account A (the “Variable Account”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The prospectus is valid only when accompanied or preceded by the current prospectus of the Thrivent Series Fund, Inc.

The date of this prospectus is April 30, 2008.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charges	Upon receipt of each premium payment	5% of each premium payment
			Current	Maximum
Premium Processing Charge	Upon receipt of each premium payment	Automatic Payment Plans:	$.75 per payment*	$1.00 per payment

		All Other Payments:	$2.00 per payment*	$2.00 per payment

* This amount has changed over the years.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Contingent Deferred Sales Charge (CDSC)[1]	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)[2] and any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)

Minimum and Maximum Charge

$0.54 to $21.36 per $1,000 of decrease in Face Amount during the first Contract Year and the first year following the increase ($0.51 to $31.17 per $1,000 of decrease in Face Amount during the first Contract Year and the first year following the increase for VUL 1 Contracts)

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$2.37 per $1,000 of decrease in Face Amount during the first Contract Year and the first year following the increase ($2.25 per $1,000 of decrease in the first Contract Year for VUL 1 Contracts)

1 The CDSC will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount).

2 From February 1994 to May 1997, we issued an earlier version of the Contract, referred to in this prospectus as “VUL 1 Contracts”.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Deferred Administrative Charge[3]

Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)

and any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)

Minimum and Maximum Charge		$1.80 to $18 per $1,000 of amount of coverage ($2.40 to $8.40 per $1,000 of amount of coverage for VUL 1 Contracts)
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$10.80 per $1,000 of amount of coverage ($6.00 per $1,000 of amount of coverage for VUL 1 Contracts)

Partial Surrender Charge	Upon a partial surrender	$25 or 2% of the surrender amount, whichever is less, from the amount withdrawn
		Current	Maximum

Transfer Charge[4]	Upon each transfer in excess of 12 per Contract Year	$20 per transfer	$20 per transfer

3 The Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. The Deferred Administrative Charge will be reduced in level amounts as Monthly Deductions are made so that the Deferred Administrative Charge will be zero as of the Monthly Anniversary when the 180th Monthly Deduction is made (or zero after 180 Monthly deductions have been made following an increase in Face Amount). For VUL 1 Contracts, the Deferred Administrative Charge continues for 120 months instead of 180 months.

4 The Transfer Charge applies to VUL 1 Contracts only.

FEE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[5]
Minimum and Maximum Charge	Monthly	$0.02 to $83.33 per $1,000 of Face Amount ($0.02 to $83.33 per $1,000 of Face Amount for VUL 1 Contracts)

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000, in the first Contract Year		$0.14 per $1,000 of Face Amount ($0.10 per $1,000 of Face Amount for VUL 1 Contracts) through 6/30/08. Effective 7/1/08, $0.08 per $1,000 of Face Amount

Basic Monthly Administrative Charge	Monthly	$10.00 ($4.00 for VUL 1 Contracts)

Maximum Initial Monthly Administrative Charge[6]	Monthly until 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$0.01 to $0.10 per $1,000 of Face Amount ($0.02 to $0.07 per $1,000 of Face Amount for VUL 1 Contracts)
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000, in the first Contract Year		$0.06 per $1,000 of Face Amount ($0.05 per $1,000 of Face Amount for VUL 1 Contracts)
		Current	Maximum

Mortality and Expense Risk Charge	Daily	Annual rate of .60% of average daily net assets of each Subaccount	Annual rate of .75% of average daily net assets of each Subaccount

5 The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The Cost of Insurance charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the Cost of Insurance charges applicable to your Contract. More detailed information concerning your Cost of Insurance charges is available on request by calling 1-800-847-4836.

6 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 months instead of 180 months.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted

Loan Interest	In advance at the time any Contract loan is made (for the rest of the Contract Year) and on each Contract Anniversary thereafter (for that entire Contract Year)[7]	Accrues daily at an annual rate of 7.4%, which is equivalent to a fixed rate of 8% per year

Additional Benefit or Rider Charges
Accidental Death Rider[8]
Minimum and Maximum Charge	Monthly	$0.03 to $0.36 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$0.05 per $1,000 of rider coverage
Disability Waiver Rider[8]
Minimum and Maximum Charge	Monthly	2.5% to 90% of amount to be waived

Charge for issue age 35 in the first Contract Year		3.0% of amount to be waived
Spouse Insurance Rider[8]
Minimum and Maximum Charge	Monthly	Cost of Insurance charges of $0.02 to $83.33 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.01 to $0.10 per $1,000 of rider coverage (For VUL 1 Contracts, Cost of Insurance charges of $0.02 to $83.33, plus Initial Monthly Charges of $0.02 to $0.07, plus Basic Monthly Administrative Charge of $2.00)

Charge for a female, issue age 35, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $75,000, in the first Contract Year		Cost of Insurance charges of $0.09 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.03 per $1,000 of rider coverage (For VUL 1 Contracts, Cost of Insurance charges of $0.06 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.04 per $1,000 of rider coverage)

7 If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

8 The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted

Child Insurance Rider	Monthly	$0.45 per $1,000 of rider coverage
Guaranteed Increase Rider[8]
Minimum and Maximum Charge	Monthly	$0.04 to $0.15 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$0.15 per $1,000 of rider coverage
Cost of Living Rider[9]	Not applicable	No charge
Accelerated Benefits Rider	Not applicable	No charge

8 The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

9 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2007 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Minimum	Maximum
Total Annual Fund Operating Expenses[14]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	0.36%	1.80%

14 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.50%. The reimbursements may be discontinued at any time.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to “DEFINITIONS” at the end of this prospectus for definitions of words and phrases used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this prospectus describes the differences in the Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for

♦	life insurance coverage on the named Insured;

♦	an Accumulated Value;

♦	surrender rights and Contract loan privileges; and

♦	a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract.

The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See “PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums”. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See “CONTRACT BENEFITS”.

Investment Options

You allocate the Net Premium payments to one or more Subaccounts of the Variable Account.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Death Proceeds and Death Benefit Options

The Contract Owner may name a Beneficiary to receive the death proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the death proceeds will be paid to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving a Notice while Insured is living. The Notice must be received by the Service Center and acknowledged before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.

As long as the Contract remains in force and death proceeds are payable, we will pay the death proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of Insured’s death.

For all Contracts except those issued in New York or VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age

SUMMARY OF CONTRACT BENEFITS AND RISKS

100, the amount payable will be the Cash Surrender Value on the date of death.

For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following the Insured’s 100th birthday (the “Maturity Date”), the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. See “CONTRACT BENEFITS—Death Benefits” and “OTHER INFORMATION—Additional Insurance Benefits”.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated value multiplied by the factor for Attained Age. Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the Accumulated value multiplied by the factor for Attained Age. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

♦	additional insurance coverage for accidental death;

♦	waiver of selected amount in the event of total disability;

♦	term insurance on the Insured’s spouse;

♦	term insurance on the Insured’s children;

♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

♦	a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “OTHER INFORMATION—Additional Insurance Benefits” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See “OTHER INFORMATION—CharitAbility®.”

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured.

Flexibility to Adjust Amount of Death Benefit

You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the

SUMMARY OF CONTRACT BENEFITS AND RISKS

Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”. Increases and decreases in Face Amount may have tax consequences.

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. See “CONTRACT BENEFITS—Death Benefits—Changes in Face Amount”. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege. See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

♦	the Contract Anniversary on or next after the Insured’s 71st birthday (for contracts issued in New York, the Insured’s 66th birthday) or

♦

the Contract Anniversary at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

SUMMARY OF CONTRACT BENEFITS AND RISKS

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee by paying the necessary premium. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Second, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See “CONTRACT RIGHTS—Loan Privileges”. For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Surrender of the Contract

You may at any time fully surrender the Contract and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt, any Decrease Charge, and the amount, if any, needed to cover unpaid Monthly Deductions. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See “CONTRACT RIGHTS—Surrender Privileges”.

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.

SUMMARY OF CONTRACT BENEFITS AND RISKS

We do not guarantee a minimum Accumulated Value. See “CONTRACT BENEFITS—Accumulated Value and Cash Surrender Value”. The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects

♦	the investment performance of the chosen Subaccounts of the Variable Account,

♦	any Net Premiums paid,

♦	any partial surrenders,

♦	any loans,

♦	any loan repayments,

♦	any loan interest paid or credited, and

♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

♦	continuation of the Contract,

♦	the Cash Surrender Value (which determines various other rights under the Contract),

♦	determining the amount available for Contract loans,

♦	computation of cost of insurance charges, and

♦	may be relevant to the computation of Death Benefits.

The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”. In general, subject to the Death Benefit Guarantee, the Contract will lapse when

♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

♦	Contract Debt exceeds Accumulated Value less any Decrease Charge, and

♦	In either case if a grace period expires without sufficient additional payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the Contract in force and the termination date.

Surrender Risks

There is partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See “CONTRACT RIGHTS—Surrender Privileges”.

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee.

SUMMARY OF CONTRACT BENEFITS AND RISKS

Tax Risks

Under current tax law, Accumulated Value under a Contract should be accumulate on a tax deferred basis. A change of Contract Owners, loan, or a partial or total surrender may have tax consequences depending on the circumstances. See “FEDERAL TAX MATTERS”.

Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Tax Treatment of Death Proceeds Received by the Beneficiary

Under current tax law, like death proceeds payable under conventional life insurance contracts, death proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. However, death proceeds may be subject to state and federal estate and/or inheritance tax. See “FEDERAL TAX MATTERS”.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract Owners under the Contracts.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. There are currently forty-one Subaccounts. You can change a premium payment allocation for future premium payments and can transfer all or part of the Accumulated Value in a Subaccount to another Subaccount. However, you are only permitted to participate in a maximum of fifteen Subaccounts at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected the new total must not exceed fifteen, and if it would, the request will be treated as not in Good Order. In order to complete the request, transfers out of at least as many active Subaccounts must be effected so that the total active Subaccounts would not exceed fifteen.

The following summarizes each portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possible negative.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Partner Utilities Portfolio	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stock.

Thrivent Small Cap Index Portfolio	To strive for capital growth that tracks approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the Index.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Partner Mid Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in a professional managed diversified portfolio of common stocks of established, non-U.S. companies.

Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well established growth companies.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Partner Socially Responsible Bond Portfolio	To seek to maximize income.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

We are the investment adviser to the Fund, and we are registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, we determine which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. We implement the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Management Investment Services Limited

♦	Atlanta Capital Management Company, L.L.C.

♦	BlackRock Investment Management, LLC

♦	Calamos Advisors LLC

♦	Calvert Asset Management Company, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management, Inc

♦	T. Rowe Price Associates, Inc.

♦	Turner Investment Partners, Inc.

♦	Victory Capital Management Inc.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Shares of the Fund are currently sold to other Portfolios of the Fund, to several insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to participants in retirement plans sponsored by us. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects contract owners, we may take appropriate action on our own. Such action could include the sale of the Fund’s shares by one or more of the separate accounts, which could have adverse consequences.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENTS AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. See “CONTRACT BENEFITS—Payment of Contract Benefits”. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as this Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face Amount.

CONTRACT BENEFITS

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies at or after Attained Age 100, the amount payable will be the Cash Surrender Value on the date of death. For Contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A

The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the Attained Age factor shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death):

Attained Age	Factor	Attained Age	Factor
40 or less	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 to 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 to 99	1.00
60	1.30

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The Attained Age factor is 2.5 for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the Attained Age factor is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the Attained Age factor shown in the table above.

CONTRACT BENEFITS

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the Attained Age factor is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by giving us a Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000-$10,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000-$10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would

CONTRACT BENEFITS

be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000-$10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

A change in Death Benefit Option may have tax consequences, depending on the circumstances.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract’s Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the Attained Age factor shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the Attained Age factor of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see “Decreases” and “Increases” below), generally you may increase your Contract’s Face Amount in force or decrease your Contract’s Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. (For Contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.) The effective date of the decrease will be the Monthly Anniversary on or next after we receive Notice. An increase in Face Amount may have tax consequences. See “FEDERAL TAX MATTERS”. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See “CHARGES AND DEDUCTIONS—Accumulated

CONTRACT BENEFITS

Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See “CONTRACT BENEFITS—Death Benefit—Change in Death Benefit Option”. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”.

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount at any time before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase

CONTRACT BENEFITS

cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract. See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee—Death Benefit Guarantee Premium”.

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value, in one of several ways as insurance needs change. These include

♦	increasing or decreasing the Face Amount,

♦	changing the level of premium payments, and,

♦	to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

♦

A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). See “CONTRACT BENEFITS—Death Benefits—Death Benefit Options”. If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and CHARGES AND DEDUCTIONS—Monthly Deduction”.

♦

An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” in this section. If the net amount at risk is increased, the Monthly Deduction will increase as well. See “CONTRACT BENEFITS—Death Benefits—Increases”.

♦

Under Death Benefit Option A, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force.

♦

Under Death Benefit Option B, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

♦

Under either Death Benefit Option, if the Death Benefit is the Accumulated Value multiplied by the Attained Age factor, then an increased level of premium payments will increase the net amount at risk.

CONTRACT BENEFITS

♦

A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the Accumulated Value multiplied by the Attained Age factor. See “CONTRACT RIGHTS—Surrender Privileges—Partial Surrender”. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract loan amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT BENEFITS—Death Benefit Guarantee”. The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction or (2) the Death Benefit Guarantee requirement is met and (3) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction and the Death Benefit Guarantee requirements have not been met or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT RIGHTS—Surrender Privileges”. There is no guaranteed minimum Accumulated Value. A Contract’s Accumulated Value on any future date depends upon a number of variables, and therefore, cannot be predetermined.

A Contract’s Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date. On each Valuation Date, the Contract’s Accumulated Value will be (a) plus (b) where:

(a)	is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount’s Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)	is the value attributable to the Contract in the Loan Account on the Valuation Date. See “CONTRACT RIGHTS—Loan Privileges”.

CONTRACT BENEFITS

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

♦	any Net Premiums allocated to the Subaccount during the current Valuation Period;

♦	any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

♦	any repayments of the Contract Debt during the current Valuation Period; and

♦	any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

♦	any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

♦	any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

♦	the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

♦	any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract’s Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

CONTRACT BENEFITS

Payment of Contract Benefits

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For Contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive all forms, requirements and due proof of death in Good Order at our Service Center. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Notice. Payments may be postponed in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Your Thrivent Financial representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Settlement Options

You may elect an option by giving us Notice during the Insured’s lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured’s death, and the death proceeds have not been paid.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Option 1—Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2—Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3.5% per year on

CONTRACT BENEFITS

the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3—Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the agreement relating to this option).

Option 4—Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the beneficiary of the agreement to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the agreement relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5—Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years.

You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the Contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans or partial surrenders you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or

CONTRACT BENEFITS

exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)	is the amount of the partial surrender or Contract loan; and

(b)	is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii) where:

(i)	is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

(ii)	is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by “deeming” the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans. See “PAYMENT AND ALLOCATION OF PREMIUMS”, “CONTRACT RIGHTS—Loan Privileges” and “CONTRACT RIGHTS—Surrender Privileges”.

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured’s Attained Age 71 (Attained Age 66 for Contracts issued in New York) and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for Contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit

CONTRACT BENEFITS

Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under “Reinstatement”.

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following Monthly Anniversary of the contract 31 days after we send written notice of termination.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or most third party checks.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, on the appropriate Thrivent form.

The initial Scheduled Premium on an annualized basis is shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See “Contract Lapse and Reinstatement” in this section.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death

PAYMENT AND ALLOCATION OF PREMIUMS

Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class;

♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

♦	the applicable Initial Monthly Charge;

♦	the charge for any additional insurance benefits added by rider; and

♦	the basic monthly administrative charge.

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

♦	the Insured’s gender,

♦	the Insured’s Attained Age,

♦	the Insured’s premium class,

♦	the Face Amount,

♦	the Death Benefit Option, and

♦	which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See “Contract Lapse and Reinstatement” in this section.

Subject to certain limitations, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New York or VUL 1 Contracts ). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code generally provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner’s request (see “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”) or made as a result of a partial surrender (see “CONTRACT RIGHTS—Surrender Privileges—Partial Surrender”), or a change in the Death Benefit Option (see “CONTRACT RIGHTS—Death Benefits—Change in Death Benefit Option”), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract

PAYMENT AND ALLOCATION OF PREMIUMS

change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less the Premium Expense Charges. See “CHARGES AND DEDUCTIONS—Premium Expense Charges”. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See “DEFINITIONS.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

In the application for the Contract, you indicated how your Net Premiums should be allocated to the Subaccount(s) of the Variable Account. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file.)

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file.) The total amount that you transfer each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of 12 transfers per year. We may postpone transfers in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”. Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $500 or more, any amount can be transferred from the various Subaccounts (for example, $250 from the Money Market Subaccount and $250 from the Income Subaccount, or any other combination that totals $500 or more). A Contract Owner may transfer a total of less than $500 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers

Telephone transfers are available once the Telephone Transaction Authorization Form is on file. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss,

PAYMENT AND ALLOCATION OF PREMIUMS

liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

We reserve the right to suspend or limit telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or sooner if the NYSE closes prior to 3:00 p.m.) on a Valuation Date will use the Accumulation Unit Value as of the close of business on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of business of the following Valuation Date.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit.

Special Transfer Service—Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. Please note that when you establish a Dollar Cost Averaging (DCA) program, transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to terminate the DCA program, whichever occurs first. If the entire amount in the Thrivent Money Market Subaccount has been depleted, you have not notified us to terminate the DCA program, and you subsequently allocate additional funds to the Thrivent Money Market Subaccount, transfers will begin again on the schedule you set.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by Contract Owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby

PAYMENT AND ALLOCATION OF PREMIUMS

negatively impact the performance of the corresponding subaccount.

In addition, the underlying funds may have adopted restrictions designed to discourage abusive trading practices, and we reserve the right to enforce these policies and procedures.

We will use reasonable efforts to apply the following policies uniformly. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring Contract Owner activity and restricting Contract Owner transfers. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a Contract Owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), lapse will only occur when

♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction or

♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge, and

♦	in either case if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt, the Cash Surrender Value will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the premium for the Contract will not be in default until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, unless the grace period expires and we have not received the required amount. We will send you

PAYMENT AND ALLOCATION OF PREMIUMS

notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death Benefit Guarantee is not in effect. The notice will specify the payment required to keep the Contract in force and the termination date.

In order to prevent lapse, you must during the grace period make the required premium payment or make the required loan repayment as stated in the Notice. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See “Allocations of Premiums and Accumulated Value” in this section.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and the amount needed to cover the Monthly Deduction through the month of death.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Reinstatement

A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

♦	Written application for reinstatement;

♦	Evidence of insurability satisfactory to us;

♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

♦	A payment that is sufficient to cover:

(1)	payment of any unpaid Monthly Deductions for the grace period; and

(2)	a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

PAYMENT AND ALLOCATION OF PREMIUMS

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge. The amount of Accumulated Value on the date of reinstatement will equal:

♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

♦	any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less

♦	the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see “CHARGES AND DEDUCTIONS— Accumulated Value Charges—Decrease Charge—Amount of Contingent Deferred Sales Charge”). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (see “FEDERAL TAX MATTERS”).

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

♦	administering the Contract;

♦	assuming certain risks in connection with the Contract; and

♦	incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges

Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract’s Accumulated Value in the Variable Account in the event

CHARGES AND DEDUCTIONS

of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount.

The sales charges in any Contract Year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense Risk Charge.

Premium Processing Charge

We will deduct an amount equal to $2.00 per premium payment ($.75 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge—Initial Face Amount

At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing

CHARGES AND DEDUCTIONS

on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see “CONTRACT BENEFITS— Death Benefit Guarantee”), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge—Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine “the amount of premiums attributable to the increase” because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

CHARGES AND DEDUCTIONS

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined based on the tables in Appendix A.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See “Monthly Deduction” below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly.

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred

CHARGES AND DEDUCTIONS

Administrative Charge is not an “acceleration” of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

♦	the amount available for Contract loans,

♦	the amount available in connection with full or partial surrenders, and

♦	the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee, determine the Contract’s duration and possible lapse.

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See “Charges Against Accumulated Value—Monthly Deductions” below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is

CHARGES AND DEDUCTIONS

first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

♦	the cost of insurance,

♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

♦	the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL I Contracts, the annual rate is 4%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at

CHARGES AND DEDUCTIONS

risk, using the cost of insurance rate applicable to the component, in the following order:

(1)	the initial Face Amount;

(2)	successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

(3)	any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See “CONTRACT BENEFITS—Death Benefits—Accumulated Value and Cash Surrender Value”.

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women.

CHARGES AND DEDUCTIONS

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL I Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. (A preferred premium class is not available on VUL I Contracts.) An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18 (VUL 1 Attained Age 20), he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18 (VUL 1 Attained Age 20). For VUL I Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.

Monthly Administration Charge

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge—a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the “Initial Monthly Charge”) following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). For VUL I Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s gender and upon whether the Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face Amount will be determined from Appendix B. As shown in Appendix B, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed

CHARGES AND DEDUCTIONS

the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. We will not, however, be reimbursed twice for these expenses. As described in “CHARGES AND DEDUCTIONS—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken.

CHARGES AND DEDUCTIONS

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See “OTHER INFORMATION—Additional Insurance Benefits”.

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the “Mortality and Expense Risk Charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of ..001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes

Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See “FEDERAL TAX MATTERS”.

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the “FEE TABLES” and the attached prospectus for the Fund.

CONTRACT RIGHTS

Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest. The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. In some cases, Contract Debt is used to determine whether the Contract will lapse.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Notice. Postponement of loans may take place under certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Interest

The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts.

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

CONTRACT RIGHTS

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without preprinted registration), traveler’s checks, credit card courtesy checks, or most third party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any loan that is included in income. See “FEDERAL TAX MATTERS”.

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See “CONTRACT BENEFITS—Payment of Contract Benefits”.

Generally you must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to any location other than address listed on the account; or

♦	Make the proceeds payable to someone other than the Contract Owner(s).

Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the certificate on the back and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

We will waive the Medallion Signature Guarantee requirement where payment of proceeds (not exceeding

CONTRACT RIGHTS

$100,000) are sent directly to a 501(c)(3) charitable organization. We may waive the Medallion Signature Guarantee requirement in other limited instances.

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Notice for surrender is received by us (or as of such later date as you shall specify in the Notice), or, if this date is not a Valuation Date, the next following Valuation Date.

Partial Surrender

Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see “Partial Surrenders—Certain Considerations” in this section.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

♦

If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable factor is 2.5 for an Insured with an Attained Age of 40 or below. See “CONTRACT BENEFITS—Death Benefits”.)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated

CONTRACT RIGHTS

Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the Accumulated Value multiplied by the applicable factor after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the Accumulated Value multiplied by the applicable factor, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the multiplied by the applicable factor Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

♦

If the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable factor ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the Accumulated Value multiplied by the applicable factor after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at

CONTRACT RIGHTS

that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)	is the applicable factor.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable factor ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and

(ii)	is the specified factor.

Thus, $30,000 – (($150,000 - $100,000) (divided by) 2.5)) = $10,000.

The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders—Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described in this section), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial surrender.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See “FEDERAL TAX MATTERS”.

Free Look Privileges

The Contract provides for a “free look” privilege after any increase in Face Amount.

CONTRACT RIGHTS

You may cancel a requested increase in Face Amount until the latest of the following:

♦	45 days after the application for increase is signed,

♦	10 days after you receive a Contract supplement for the increase in Face Amount, and

♦	10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for increases attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract.

OTHER INFORMATION

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount (or the proceeds payable if the Insured is living on the Maturity Date for a Contract issued in New York) if (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner’s bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the

OTHER INFORMATION

Accumulated Value as part of the Monthly Deduction. See “FEE TABLES”. Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total Death Benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured’s 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be  1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage. If you do not currently have this rider on your Contract, it can no longer be added.

Child Insurance Rider

This rider provides term life insurance on the Insured’s children. The amount of Death Benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child’s 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See “FEDERAL TAX MATTERS.”

CharitAbility®

CharitAbility® for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran

OTHER INFORMATION

charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive CharitAbility® for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability® for Life is not available on VUL I Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

♦	the withdrawal rights during any Free Look Period after an increase in Face Amount (see “CONTRACT RIGHTS—Free Look Privileges—Free Look for Increase in Face Amount”); and

♦	the exchange rights during the first 24 months following an increase in Face Amount (see “CONTRACT RIGHTS—Exchange Privileges—Exchange of Increase in Face Amount”).

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights. This reservation of certain rights is not applicable to Contracts issued in New York.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

FEDERAL TAX MATTERS

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

FEDERAL TAX MATTERS

Tax Treatment of Death Proceeds

In general, the amount of the death proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the death proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the death proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the death proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and federal estate and/or inheritance tax. The entire amount of death proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts That Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

FEDERAL TAX MATTERS

Tax Treatment of Loans from Contracts That Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts That Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts That Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are

FEDERAL TAX MATTERS

subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Certain exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the

FEDERAL TAX MATTERS

Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or

SALES AND OTHER AGREEMENTS

she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract. In addition, we pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we will pay 3% on premiums that exceed the target premium. We determine the target premium, which varies by age, sex and risk classification of the insured at the time of issue as well as by the specified amount of the contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you select to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commission, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The person(s) named by the Contract Owner to receive the death proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Financial and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A Contingent Deferred Sales Charge to compensate Thrivent Financial for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Financial and described in this prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Financial received the first premium payment on the Contract at its Service Center and (3) any other date mutually agreed upon by Thrivent Financial and the Contract Owner.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month was the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

DEFINITIONS

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Financial upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A Deferred Administrative Charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180 month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

General Account. The assets of Thrivent Financial other than those allocated to the Variable Account or any other separate account.

Good Order. Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Initial Monthly Charge. An initial monthly charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured. The person upon whose life the Contract is issued.

DEFINITIONS

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Financial’s General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the Contract Anniversary on or next following the Insured’s 100th birthday. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.

Minimum Face Amount. The lowest allowable Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same day in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Notice. A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Financial reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Scheduled Premium(s). The planned premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Service Center. Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial representative. A person who is appropriately licensed by state insurance department officials to sell the Contract, and a licensed registered representative of Thrivent Investment Management Inc.

DEFINITIONS

Unit. The measure by which the value of the Contract’s interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract’s interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Insurance Account A, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

APPENDIX A

Deferred Administrative Charges Per $1,000 of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured’s gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Tobacco User” or “Non-Tobacco User”.

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the prospectus in the section entitled “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”, the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

APPENDIX A

TABLE 1

FACE AMOUNTS LESS THAN $500,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$7.20	$7.20
5-9	$7.20	$7.20
10-14	$7.20	$7.20
15-17	$7.20	$7.20
18-24			$9.00	$9.00	$5.40	$5.40
25-29			$9.00	$9.00	$5.40	$5.40
30-34			$10.80	$10.80	$7.20	$5.40
35-39			$12.60	$10.80	$9.00	$5.40
40-44			$14.40	$12.60	$10.80	$7.20
45-49			$16.20	$12.60	$12.60	$7.20
50-54			$18.00	$14.40	$14.40	$9.00
55-59			$18.00	$14.40	$14.40	$10.80
60-64			$18.00	$14.40	$14.40	$10.80
65-69			$18.00	$14.40	$14.40	$10.80
70-74			$18.00	$14.40	$14.40	$10.80
75-79			$18.00	$14.40	$14.40	$10.80
80-85			$18.00	$14.40	$14.40	$10.80

TABLE 2

FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$1.80	$1.80
5-9	$1.80	$1.80
10-14	$1.80	$1.80
15-17	$1.80	$1.80
18-24			$3.60	$3.60	$1.80	$1.80
25-29			$3.60	$3.60	$1.80	$1.80
30-34			$5.40	$5.40	$3.60	$1.80
35-39			$7.20	$5.40	$3.60	$1.80
40-44			$9.00	$7.20	$5.40	$3.60
45-49			$10.80	$7.20	$7.20	$3.60
50-54			$12.60	$9.00	$10.80	$5.40
55-59			$14.40	$9.00	$12.60	$5.40
60-64			$16.20	$9.00	$14.40	$5.40
65-69			$16.20	$9.00	$14.40	$5.40
70-74			$16.20	$9.00	$14.40	$5.40
75-79			$16.20	$9.00	$14.40	$5.40
80-85			$16.20	$9.00	$14.40	$5.40

APPENDIX A

TABLE 3

FACE AMOUNTS OF $1,000,000 OR MORE

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$1.80	$1.80
5-9	$1.80	$1.80
10-14	$1.80	$1.80
15-17	$1.80	$1.80
18-24			$1.80	$1.80	$1.80	$1.80
25-29			$1.80	$1.80	$1.80	$1.80
30-34			$3.60	$3.60	$1.80	$1.80
35-39			$3.60	$3.60	$1.80	$1.80
40-44			$5.40	$3.60	$3.60	$1.80
45-49			$7.20	$3.60	$3.60	$1.80
50-54			$9.00	$5.40	$5.40	$1.80
55-59			$9.00	$5.40	$5.40	$1.80
60-64			$9.00	$5.40	$5.40	$1.80
65-69			$9.00	$5.40	$5.40	$1.80
70-74			$9.00	$5.40	$5.40	$1.80
75-79			$9.00	$5.40	$5.40	$1.80
80-85			$9.00	$5.40	$5.40	$1.80

VUL 1 Contracts

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at VUL 1 contract issuance, and, except for Insured’s with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Smoker” or “Nonsmoker”.

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the prospectus in the section entitled “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”, the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

APPENDIX A

TABLE 4

FACE AMOUNTS LESS THAN $250,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$3.60
5-9	$3.60
10-14	$4.80
15-19	$4.80
20-24		$6.00	$4.80
25-29		$6.00	$4.80
30-34		$7.20	$4.80
35-39		$7.20	$4.80
40-44		$7.20	$6.00
45-49		$8.40	$6.00
50-54		$8.40	$7.20
55-59		$8.40	$7.20
60-64		$8.40	$8.40
65-69		$8.40	$8.40
70-74		$8.40	$8.40
75-80		$8.40	$8.40

TABLE 5

FACE AMOUNTS OF $250,000 OR MORE

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$2.40
5-9	$3.60
10-14	$3.60
15-19	$3.60
20-24		$4.80	$3.60
25-29		$4.80	$3.60
30-34		$6.00	$3.60
35-39		$6.00	$3.60
40-44		$6.00	$4.80
45-49		$6.00	$4.80
50-54		$6.00	$6.00
55-59		$6.00	$6.00
60-64		$6.00	$6.00
65-69		$6.00	$6.00
70-74		$6.00	$6.00
75-80		$6.00	$6.00

Appendix B

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured’s gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Tobacco User” or “Non-Tobacco User”.

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured’s spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

APPENDIX B

TABLE 1

FACE AMOUNTS LESS THAN $500,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$0.04	$0.04
5-9	$0.04	$0.04
10-14	$0.04	$0.04
15-17	$0.04	$0.04
18-24			$0.05	$0.05	$0.03	$0.03
25-29			$0.05	$0.05	$0.03	$0.03
30-34			$0.06	$0.06	$0.04	$0.03
35-39			$0.07	$0.06	$0.05	$0.03
40-44			$0.08	$0.07	$0.06	$0.04
45-49			$0.09	$0.07	$0.07	$0.04
50-54			$0.10	$0.08	$0.08	$0.05
55-59			$0.10	$0.08	$0.08	$0.06
60-64			$0.10	$0.08	$0.08	$0.06
65-69			$0.10	$0.08	$0.08	$0.06
70-74			$0.10	$0.08	$0.08	$0.06
75-79			$0.10	$0.08	$0.08	$0.06
80-86			$0.10	$0.08	$0.08	$0.06

TABLE 2

FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$0.01	$0.01
5-9	$0.01	$0.01
10-14	$0.01	$0.01
15-17	$0.01	$0.01
18-24			$0.02	$0.02	$0.01	$0.01
25-29			$0.02	$0.02	$0.01	$0.01
30-34			$0.03	$0.03	$0.02	$0.01
35-39			$0.04	$0.03	$0.02	$0.01
40-44			$0.05	$0.04	$0.03	$0.02
45-49			$0.06	$0.04	$0.04	$0.02
50-54			$0.07	$0.05	$0.06	$0.03
55-59			$0.08	$0.05	$0.07	$0.03
60-64			$0.09	$0.05	$0.08	$0.03
65-69			$0.09	$0.05	$0.08	$0.03
70-74			$0.09	$0.05	$0.08	$0.03
75-79			$0.09	$0.05	$0.08	$0.03
80-85			$0.09	$0.05	$0.08	$0.03

APPENDIX B

TABLE 3

FACE AMOUNTS OF $1,000,000 OR MORE

Initial Monthly Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$0.01	$0.01
5-9	$0.01	$0.01
10-14	$0.01	$0.01
15-17	$0.01	$0.01
18-24			$0.01	$0.01	$0.01	$0.01
25-29			$0.01	$0.01	$0.01	$0.01
30-34			$0.02	$0.02	$0.01	$0.01
35-39			$0.02	$0.02	$0.01	$0.01
40-44			$0.03	$0.02	$0.02	$0.01
45-49			$0.04	$0.02	$0.02	$0.01
50-54			$0.05	$0.03	$0.03	$0.01
55-59			$0.05	$0.03	$0.03	$0.01
60-64			$0.05	$0.03	$0.03	$0.01
65-69			$0.05	$0.03	$0.03	$0.01
70-74			$0.05	$0.03	$0.03	$0.01
75-79			$0.05	$0.03	$0.03	$0.01
80-85			$0.05	$0.03	$0.03	$0.01

VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Smoker” or “Nonsmoker”.

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured’s spouse was included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge is calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and smoker or nonsmoker status on the effective date of the rider is used. For a spouse with an Attained Age under 20, reference should be made to the column entitled “Standard”, rather than to the columns entitled “Smoker” or “Nonsmoker”. Spouse riders do not qualify for the lower rates in Table 5.

Appendix B

TABLE 4

FACE AMOUNTS OF LESS THAN $250,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$0.03
5-9	$0.03
10-14	$0.04
15-19	$0.04
20-24		$0.05	$0.04
25-29		$0.05	$0.04
30-34		$0.06	$0.04
35-39		$0.06	$0.04
40-44		$0.06	$0.05
45-49		$0.07	$0.05
50-54		$0.07	$0.06
55-59		$0.07	$0.06
60-64		$0.07	$0.07
65-69		$0.07	$0.07
70-74		$0.07	$0.07
75-80		$0.07	$0.07

TABLE 5

FACE AMOUNTS OF $250,000 OR MORE

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$0.02
5-9	$0.03
10-14	$0.03
15-19	$0.03
20-24		$0.04	$0.03
25-29		$0.04	$0.03
30-34		$0.05	$0.03
35-39		$0.05	$0.03
40-44		$0.05	$0.04
45-49		$0.05	$0.04
50-54		$0.05	$0.05
55-59		$0.05	$0.05
60-64		$0.05	$0.05
65-69		$0.05	$0.05
70-74		$0.05	$0.05
75-80		$0.05	$0.05

(This Page Intentionally Left Blank)

The Statement of Additional Information, which is incorporated by reference into this prospectus, contains additional information about the Contract and the Variable Account. Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports for variable products, which provide a discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the Portfolios.

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Insurance Account A are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

1940 Act File No. 811-8174

1933 Act File No. 333-76152

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP20-1 R4-08

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information

Dated April 30, 2008

For

Flexible Premium Variable Life Insurance Contract

Issued By

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”). This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2008. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Life and Health Customer Interaction Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

1

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, its name was Aid Association for Lutherans.

Thrivent Variable Insurance Account A (the “Variable Account”) is a separate account of ours, which was established on May 8, 1993. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

•	the Contract including any attached riders, endorsements or amendments;

•	the application attached to the Contract, including any applications for increase in Face Amount; and

•	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Assignment of Ownership

You may assign your Contract by sending Notice, to our Service Center any time before the death of the Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the Beneficiary’s rights to the benefit. Any Contract loan obtained before an assignment is recorded at our Service Center has priority over the assignment. To assign your Contract as collateral for a loan, you must send Notice to our Service Center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on the Notice, or the date we receive it in Good Order at our Service Center if no date appears on the Notice. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership. Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See “Federal Tax Matters” in the prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners

If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting Notice to our Service Center. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on the Notice or the date we receive it, in good order, at our Service Center if no date appears on the Notice. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

2

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will mail your report to your last known address unless prior mailings have been returned to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured’s age and gender (in some states). If the date of birth or gender shown on the application is wrong, the Death Benefit and/or (except in New York) the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender (in some states).

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Accelerated Benefits Rider

Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract’s Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Notice and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less, or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured (state variations may apply). The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts’ Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person’s entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a

3

portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments. In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Prior to July 1, 2002, Thrivent Financial Investors Services Inc. (“TFISI”), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

Sales of Contracts may help the financial representatives in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase or increase coverage. In addition, we pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we will pay 3% on premiums that exceed the target premium. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the Face Amount of the Contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips

The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgt. and TFISI retained $0.

2005	2006	2007
$313,061	$255,932	$196,436

4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2007 and 2006 and the related consolidated statements of operations, members’ equity and cash flow for each of the three years in the period ended December 31, 2007, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Insurance Account A at December 31, 2007 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

5

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, Thrivent Financial changed its method of accounting for its pension plans to adopt Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2007.

Minneapolis, Minnesota

February 1, 2008

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2007 and 2006

(in millions)

	2007	2006
Assets
Fixed maturity securities, at fair value	$28,637	$29,609
Equity securities, at fair value	1,529	1,335
Mortgage loans	7,406	7,135
Contract loans	1,238	1,240
Short-term investments	1,922	1,964
Amounts due from brokers	20	151
Other investments	1,197	853

Total investments	41,949	42,287

Cash and cash equivalents	824	1,008
Accrued investment income	373	378
Receivables	189	205
Deferred acquisition costs	2,152	2,170
Property and equipment, net	147	142
Other assets	33	22
Assets held in separate accounts	13,987	12,738

Total Assets	$59,654	$58,950

Liabilities
Future contract benefits	$13,786	$13,132
Contractholder funds	21,468	22,684
Unpaid claims and claim expenses	208	196
Amounts due to brokers	670	1,074
Securities lending obligation	1,714	1,711
Other liabilities	578	551
Liabilities related to separate accounts	13,987	12,738

Total Liabilities	52,411	52,086
Members’ Equity
Retained earnings	7,212	6,600
Accumulated other comprehensive income	31	264

Total Members’ Equity	7,243	6,864

Total Liabilities and Members’ Equity	$59,654	$58,950

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Revenues
Premiums	$1,317	$1,256	$1,220
Net investment income	2,384	2,265	2,250
Realized investment gains, net	115	117	83
Contract charges	657	624	600
Other revenue	321	271	244

Total Revenues	4,794	4,533	4,397

Benefits and Expenses
Contract claims and other benefits	1,218	1,167	1,119
Increase in contract reserves	569	523	602
Interest credited	1,029	1,025	998
Dividends to members	293	256	250

Total benefits	3,109	2,971	2,969

Underwriting, acquisition and insurance expenses	642	647	566
Amortization of deferred acquisition costs	243	218	196
Fraternal benefits and expenses	188	185	168

Total expenses	1,073	1,050	930

Total Benefits and Expenses	4,182	4,021	3,899

Net Income	$612	$512	$498

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2005	$5,590	$1,056	$6,646
Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	6,088	334	6,422
Comprehensive Income (Loss):
Net income	512	—	512
Other comprehensive loss	—	(70)	(70)

Total comprehensive income			442

Balance as of December 31, 2006	6,600	264	6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	$7,212	$31	$7,243

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Operating Activities
Net income	$612	$512	$498
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	666	564	620
Change in contractholder funds	(27)	315	574
Change in deferred acquisition costs	32	11	(21)
Realized investment gains, net	(115)	(117)	(83)
Changes in other assets and liabilities	19	(2)	(28)

Net Cash Provided by Operating Activities	1,187	1,283	1,560

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	9,271	10,433	11,524
Cost of fixed maturity securities acquired	(8,684)	(10,141)	(10,742)
Proceeds from sales of equity securities	1,826	1,360	797
Cost of equity securities acquired	(1,902)	(1,430)	(919)
Proceeds from mortgage loans sold, matured or repaid	870	864	983
Cost of mortgage loans acquired	(1,113)	(1,238)	(1,676)
Sales of fixed maturity securities under mortgage roll program, net	287	309	(816)
Contract loans repaid (issued), net	2	(2)	9
Sales of short-term investments, net	42	125	311
Change in collateral held for securities lending	3	(225)	(353)
Other, net	(784)	(474)	(395)

Net Cash Used in Investing Activities	(182)	(419)	(1,277)

Financing Activities
Universal life and investment contract receipts	1,327	1,398	1,522
Universal life and investment contract withdrawals	(2,516)	(2,338)	(1,924)

Net Cash Used in Financing Activities	(1,189)	(940)	(402)

Net Change in Cash and Cash Equivalents	(184)	(76)	(119)
Cash and Cash Equivalents, Beginning of Year	1,008	1,084	1,203

Cash and Cash Equivalents, End of Year	$824	$1,008	$1,084

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2007, 2006 and 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading, and are carried at fair value. Unrealized gains and losses on securities within the available-for-sale portfolio are included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio are recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using the equity method. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $0.6 billion and $0.9 billion in the mortgage dollar roll program outstanding as of December 31, 2007 and 2006, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market; 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value, and the write-down is included in realized investment gains in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At both December 31, 2007 and 2006, reserves totaling $4 million for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2007, 2006 and 2005 totaled $12 million, $10 million and $6 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2007 and 2006 of $22 million and $35 million, respectively.

New Accounting Standards

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48-1, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48-1”). This statement clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Thrivent Financial adopted FIN 48-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires: (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. Thrivent Financial adopted SFAS No. 158 during 2007 and the adoption did not have a significant impact on the consolidated financial statements.

In September 2005, the AICPA issued Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs (“DAC”) in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. Thrivent Financial adopted SOP 05-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In November 2005, the FASB issued FASB Staff Positions (“FSP”) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. This FSP provides additional guidance for evaluating impaired securities for indicators on an impairment that is other than temporary. Thrivent Financial adopted FSP FAS 115-1 and FAS 124-1 during 2006, and the adoption did not have a significant impact on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2007	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$3,632	$22	$29	$3,625
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	803	34	—	837
Corporate and other bonds	18,504	364	405	18,463
Mortgage- & asset-backed securities	4,979	20	117	4,882

Total fixed maturity securities	$27,918	$440	$551	$27,807

December 31, 2006
Loan-backed obligations of U.S. government corporations and agencies	$4,957	$10	$79	$4,888
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	850	12	3	859
Corporate and other bonds	18,778	419	252	18,945
Mortgage- & asset-backed securities	4,974	18	75	4,917

Total fixed maturity securities	$29,559	$459	$409	$29,609

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available for sale portfolio have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	6	$49	$—	77	$1,955	$29
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	1	46	—	1	2	—
Corporate and other bonds	840	4,575	193	710	4,225	212
Mortgage & asset-backed securities	96	1,289	52	140	2,194	65

Total fixed maturity securities	943	$5,959	$245	928	$8,376	$306

As of December 31, 2007, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $551 million comprising 1,871 issuers. Of this amount, $306 million, comprised of 928 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.3 million at December 31, 2007 and the unrealized loss is primarily due to changes in interest rates subsequent to purchase of

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

the security. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2007 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$839	$846
Due after one year through five years	5,958	6,058
Due after five years through ten years	7,867	7,805
Due after ten years	4,643	4,591
Loan-backed obligations of U.S. government corporations and agencies	3,632	3,625
Mortgage- and asset-backed securities	4,979	4,882

Total fixed maturity securities	$27,918	$27,807

During 2007, Thrivent Financial established a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio at December 31, 2007 totaled $830 million. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled a $5 million gain for the year ended December 31, 2007. Thrivent Financial did not have any trading securities during the years ended December 31, 2006 and 2005.

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31 are summarized as follows (in millions):

	2007	2006
Cost	$1,360	$1,115
Gross unrealized gains	243	244
Gross unrealized losses	(74)	(24)

Fair value	$1,529	$1,335

Included in the equities securities balances discussed above is approximately $36 million and $51 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2007 and 2006, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	261	$397	$70	8	$28	$4

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

As of December 31, 2007, gross unrealized losses on equity securities totaled $74 million comprising 269 issuers. Of this amount, $4 million, comprised of eight issuers, was in the greater-than-twelve-month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2007	2006
Commercial	$6,173	$5,973
Church	920	882
Non-commercial	317	313

	7,410	7,168
Allowance for credit losses	(4)	(33)

Total	$7,406	$7,135

Maximum loan to value ratio for loans Issued during the year	75%	80%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Allowance for credit losses, beginning of year	$33	$32	$30
Net (reductions) additions	(29)	1	2

Allowance for credit losses, end of year	$4	$33	$32

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.1 million and $0.2 million during the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31 was as follows:

	2007	2006
Geographic Region
Pacific	25%	24%
South Atlantic	19	20
West North Central	13	12
East North Central	13	13
Mid Atlantic	9	10
Mountain	9	10
Other	12	11

Total	100%	100%

Property Type
Industrial	30%	29%
Office	19	20
Retail	17	17
Church	12	12
Apartments	6	7
Hotels/Motels	2	1
Other	14	14

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian, Australian and Euro denominated securities. The swaps convert a stream of Canadian dollar, Australian dollar or Euro payments to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Total Rate of Return Swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage-backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap, and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2007, 2006 and 2005, $14 million, $11 million and $12 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2007
Foreign currency swaps	$—	$—	$15	$116
Total rate of return swaps	1	100	—	—
Futures	51	51	—	—
Convertible bonds and preferred stocks	375	669	—	—

Total	$427	$820	$15	$116

December 31, 2006
Foreign currency swaps	$—	$—	$7	$72
Futures	13	13
Convertible bonds and preferred stocks	431	594	—	—

Total	$444	$607	$7	$72

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2007	2006	2005
Fixed maturity securities, available for sale	$1,616	$1,612	$1,620
Equity securities	71	38	36
Mortgage loans	489	468	463
Contract loans	87	87	87
Other invested assets	163	104	76

	2,426	2,309	2,282
Investment expenses	42	44	32

Net investment income	$2,384	$2,265	$2,250

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$236	$184	$187
Gross losses	(200)	(169)	(160)
Equity securities:
Gross gains	150	170	96
Gross losses	(69)	(60)	(37)
Other	9	1	—

	126	126	86

Fixed maturity securities, trading	5	—	—

Provisions for losses:
Fixed maturity securities, available for sale	(41)	(7)	(1)
Equity securities	(2)	—	—
Mortgage loans	27	(2)	(2)

	(16)	(9)	(3)

Realized investment gains, net	$115	$117	$83

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $10.8 billion, $9.8 billion and $10.5 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2007	2006
Unrealized investment gains	$63	$257
Deferred acquisition costs adjustment	19	5
Deferred income taxes adjustment	1	2
SFAS No. 158 adjustment	(52)	—

Total	$31	$264

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Unrealized investment gains and losses arising during the period on securities available for sale	$(120)	$(35)	$(821)
Reclassification adjustment for realized gains and losses included in net income	(74)	(118)	(85)
Change in deferred acquisition costs due to unrealized investment gains and losses	14	35	203
Change in deferred income taxes due to unrealized investment gains and losses	(1)	—	6
SFAS No. 158 adjustment	(52)	—	—
Minimum pension liability	—	48	(25)

Total other comprehensive loss	$(233)	$(70)	$(722)

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Balance at beginning of year	$2,165	$2,176	$2,155
Capitalization of acquisition costs	211	207	217
Acquisition costs amortized	(243)	(218)	(196)

	2,133	2,165	2,176
Adjustment for unrealized investment gains and losses	19	5	(30)

Balance at end of year	$2,152	$2,170	$2,146

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2007	2006
Buildings	$149	$140
Furniture and equipment	217	174
Other	22	26

	388	340
Accumulated depreciation	(241)	(198)

Property and equipment, net	$147	$142

Depreciation expense for the years ended December 31, 2007, 2006 and 2005 was $39 million, $40 million and $46 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2007	2006	2005	2007	2006	2005
Service cost	$16	$17	$18	$3	$2	$2
Interest cost	36	35	35	6	6	6
Expected return on plan assets	(49)	(47)	(47)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	1	3	2	1	1	2

Periodic cost	$3	$7	$7	$9	$8	$9

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, were as follows (in millions):

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in projected benefit obligation:
Benefit obligation at beginning of year	$640	$650	$106	$104
Service cost	16	17	3	2
Interest cost	36	35	6	6
Actuarial (gain) loss	(22)	(31)	5	1
Benefits paid	(32)	(31)	(5)	(7)

Benefit obligation at end of year	638	640	115	106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in plan assets:
Fair value of plan assets at beginning of year	$633	$557	$—	$—
Actual return on plan assets	47	85	—	—
Employer contribution	—	22	5	7
Benefits paid	(32)	(31)	(5)	(7)

Fair value of plan assets at end of year	648	633	—	—

Funded status	$10	(7)	$(115)	(106)

Amounts recognized in accumulated other comprehensive income prior to adoption of SFAS No. 158:
Unrecognized net losses		45		34
Unrecognized prior service cost		(6)		(5)
Additional minimum pension liability		—		—

Accrued pension asset (liability) at end of year		$32		$(77)

Amounts recognized in accumulated other comprehensive income following adoption of SFAS No. 158:
Prior service credit	$(5)		$(5)
Net Loss	24		38

Total recognized	$19		$33

Accumulated benefit obligation	$579	$580	$114	$106

As of December 31, 2007, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, a prepaid pension asset is included in other assets on the Consolidated Balance Sheets. As of December 31, 2007, the accumulated benefit obligation of the other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability is included in other liabilities in the Consolidated Balance Sheets. As of December 31, 2006, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, Thrivent Financial reduced the minimum pension liability by $48 million to zero at December 31, 2006, with a corresponding increase in accumulated other comprehensive income. As of December 31, 2005, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeded the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million at December 31, 2005, with a corresponding reduction in accumulated other comprehensive income.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2007	2006	2007	2006
Weighted average assumptions at end of year:
Discount rate	6.25%	5.75%	6.25%	5.75%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.75	3.25	n/a	n/a

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 9% for pre-65 and 10% for post-65 in 2008, trending down to 5% in 2013. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2007 total service and interest cost by $1 million and the postretirement health care benefit obligation by $13 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

Estimated benefit payments for the next five years are as follows: 2008 - $36 million; 2009 — $37 million; 2010 — $38 million; 2011 — $39 million; 2012 — $41 million; and 2013 to 2017 — $227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The weighted average asset allocations as of December 31 were as follows:

	Pension Asset Allocation		Target Allocation
	2007	2006	2007	2006
Asset Category:
Equity securities	63%	60%	60%	60%
Fixed income and other securities	37	40	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2008.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For each of the years ended December 31, 2007, 2006 and 2005, Thrivent Financial contributed $21 million to these plans.

As of December 31, 2007 and 2006, $118 million and $127 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2007	2006	2005
Net balance at January 1	$435	$412	$440
Incurred related to:
Current year	204	196	204
Prior years	28	8	(60)

	232	204	144

Paid related to:
Current year	64	64	69
Prior years	131	117	103

	195	181	172

Net balance at December 31	$472	$435	$412

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Direct premiums	$1,363	$1,296	$1,253
Reinsurance ceded	(46)	(40)	(33)

Net premiums	$1,317	$1,256	$1,220

Direct contract charges	$1,236	$1,181	$1,133
Reinsurance ceded	(18)	(14)	(14)

Net contract charges	$1,218	$1,167	$1,119

Reinsurance recoveries	$7	$6	$6

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2007 and 2006 were $135 million and $153 million, respectively.

Four reinsurance companies account for approximately 97% of the reinsurance recoverable at December 31, 2007. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities, separate account liabilities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31 were as follows (in millions):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$28,637	$28,637	$29,609	$29,609
Equity securities	1,529	1,529	1,336	1,336
Mortgage loans	7,406	7,553	7,135	7,133
Contract loans	1,238	1,238	1,240	1,240
Short-term investments	1,922	1,922	1,964	1,964
Cash and cash equivalents	824	824	1,008	1,008
Separate account assets	13,987	13,987	12,738	12,738
Financial Liabilities:
Deferred annuities	10,038	9,962	11,722	11,633
Separate account liabilities	13,987	13,987	12,738	12,738
Other	2,342	2,332	2,303	2,297

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. During 2004, Thrivent Financial resolved litigation proceedings related to alleged sales practices. In 2006, Thrivent Financial recorded additional reserves to complete the settlement of issues related to this matter as well as for a product taxation matter for certain life insurance contracts. As of December 31, 2007, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $1,151 million and $277 million as of December 31, 2007 and 2006, respectively. Commitments to purchase other invested assets were $1,073 million and $982 million as of December 31, 2007 and 2006, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $13 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. Future minimum aggregate rental commitments as of December 31, 2007 for operating leases were as follows: 2008 — $6 million; 2009 — $5 million; 2010 — $3 million; 2011 — $2 million; and 2012 — $2 million.

Fraternal Commitment

Thrivent Financial’s four-year commitment to Habitat for Humanity to help build additional homes was expanded in 2007 to provide funding of approximately $125 million over the four-year period beginning in 2006 as certain milestones are achieved. Thrivent Financial has funded approximately $30 million and $26 million of this commitment during the years ended December 31, 2007 and 2006, respectively.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation, continued

Summarized statutory-basis financial information as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 for Thrivent Financial is as follows (in millions):

	2007	2006
Admitted assets	$53,474	$52,539

Liabilities	$49,040	$48,422
Surplus	4,434	4,117

Total liabilities and surplus	$53,474	$52,539

	2007	2006	2005
Gain from operations before net realized capital gains and losses	$348	$417	$456
Net realized capital gains	43	107	66

Net income	391	524	522
Total other changes	(74)	14	(3)

Net change in unassigned surplus	$317	$538	$519

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Insurance Account A (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, Diversified Income Plus, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Insurance Account A at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2008

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$6,973,595	$18,881,764	$10,327,891	$1,747,468

Total Assets	6,973,595	18,881,764	10,327,891	1,747,468

Total Liabilities	—	—	—	—

Net Assets	$6,973,595	$18,881,764	$10,327,891	$1,747,468

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$6,973,595	$18,881,764	$10,327,891	$1,747,468

Net Assets	$6,973,595	$18,881,764	$10,327,891	$1,747,468

Accumulation units outstanding	579,381	1,608,492	900,624	156,523
Unit value (accumulation)	$12.04	$11.74	$11.47	$11.16

Series funds, at cost	$6,479,368	$17,711,087	$9,874,572	$1,698,601
Series funds shares owned	494,911	1,400,683	805,369	144,713

As of December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$42,768	$69,827	$238,300	$243,909

Total Assets	42,768	69,827	238,300	243,909

Total Liabilities	—	—	—	—

Net Assets	$42,768	$69,827	$238,300	$243,909

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$42,768	$69,827	$238,300	$243,909

Net Assets	$42,768	$69,827	$238,300	$243,909

Accumulation units outstanding	3,372	5,827	21,564	21,172
Unit value (accumulation)	$12.68	$11.98	$11.05	$11.52

Series funds, at cost	$42,478	$69,137	$249,029	$239,144
Series funds shares owned	5,188	5,009	12,920	15,753

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$237,340	$39,609,075	$53,655	$365,888

Total Assets	237,340	39,609,075	53,655	365,888

Total Liabilities	—	—	—	—

Net Assets	$237,340	$39,609,075	$53,655	$365,888

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$237,340	$39,609,075	$53,655	$365,888

Net Assets	$237,340	$39,609,075	$53,655	$365,888

Accumulation units outstanding	21,646	1,705,568	4,030	32,305
Unit value (accumulation)	$10.96	$23.22	$13.31	$11.33

Series funds, at cost	$262,971	$27,127,167	$52,860	$368,115
Series funds shares owned	12,353	1,962,487	4,697	27,283

As of December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$454,085	$353,672	$24,221,023	$390,179

Total Assets	454,085	353,672	24,221,023	390,179

Total Liabilities	—	—	—	—

Net Assets	$454,085	$353,672	$24,221,023	$390,179

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$454,085	$353,672	$24,221,023	$390,179

Net Assets	$454,085	$353,672	$24,221,023	$390,179

Accumulation units outstanding	38,728	30,325	1,154,189	29,284
Unit value (accumulation)	$11.73	$11.66	$20.99	$13.32

Series funds, at cost	$465,069	$364,696	$16,838,581	$360,117
Series funds shares owned	34,519	23,268	1,403,442	30,007

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$77,000,998	$43,829	$301,202	$816,689

Total Assets	77,000,998	43,829	301,202	816,689

Total Liabilities	—	—	—	—

Net Assets	$77,000,998	$43,829	$301,202	$816,689

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$77,000,998	$43,829	$301,202	$816,689

Net Assets	$77,000,998	$43,829	$301,202	$816,689

Accumulation units outstanding	1,080,876	3,398	24,498	71,172
Unit value (accumulation)	$71.24	$12.90	$12.29	$11.47

Series funds, at cost	$73,983,073	$41,937	$294,417	$818,711
Series funds shares owned	4,005,066	3,664	22,227	60,912

As of December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$195,075	$323,456	$464,933	$101,626

Total Assets	195,075	323,456	464,933	101,626

Total Liabilities	—	—	—	—

Net Assets	$195,075	$323,456	$464,933	$101,626

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$195,075	$323,456	$464,933	$101,626

Net Assets	$195,075	$323,456	$464,933	$101,626

Accumulation units outstanding	16,597	27,719	49,486	8,935
Unit value (accumulation)	$11.75	$11.67	$9.40	$11.37

Series funds, at cost	$186,309	$323,200	$603,566	$100,988
Series funds shares owned	17,676	12,848	26,211	5,922

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$20,905,470	$384,205	$14,192,277	$81,514

Total Assets	20,905,470	384,205	14,192,277	81,514

Total Liabilities	—	—	—	—

Net Assets	$20,905,470	$384,205	$14,192,277	$81,514

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$20,905,470	$384,205	$14,192,277	$81,514

Net Assets	$20,905,470	$384,205	$14,192,277	$81,514

Accumulation units outstanding	556,820	35,755	384,708	7,541
Unit value (accumulation)	$37.54	$10.75	$36.89	$10.81

Series funds, at cost	$29,268,619	$396,327	$14,317,264	$81,007
Series funds shares owned	4,321,276	55,015	1,456,963	7,923

As of December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$276,755	$25,150	$3,944,198

Total Assets	276,755	25,150	3,944,198

Total Liabilities	—	—	—

Net Assets	$276,755	$25,150	$3,944,198

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$276,755	$25,150	$3,944,198

Net Assets	$276,755	$25,150	$3,944,198

Accumulation units outstanding	26,248	2,342	1,683,448
Unit value (accumulation)	$10.54	$10.74	$2.34

Series funds, at cost	$278,616	$25,019	$3,944,198
Series funds shares owned	28,131	2,589	3,944,198

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations

For the year ended December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$33,095	$123,389	$95,023	$20,398
Mortality & expense risk charges	(34,104)	(90,554)	(48,336)	(7,867)

Net investment income (loss)	(1,009)	32,835	46,687	12,531

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	28,010	21,175	19,814	4,210
Capital gain distributions	22,363	56,516	42,668	7,730
Change in unrealized appreciation (depreciation) of investments	344,858	733,648	283,940	33,058

Net gain (loss) on investments	395,231	811,339	346,422	44,998

Net increase (decrease) in net assets resulting from operations	$394,222	$844,174	$393,109	$57,529

For the year ended December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$1,188	$568
Mortality & expense risk charges	(187)	(292)	(1,914)	(1,276)

Net investment income (loss)	(187)	(292)	(726)	(708)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	974	486	2,997	1,197
Capital gain distributions	829	2,480	16,781	10,934
Change in unrealized appreciation (depreciation) of investments	218	(881)	(21,157)	(2,367)

Net gain (loss) on investments	2,021	2,085	(1,379)	9,764

Net increase (decrease) in net assets resulting from operations	$1,834	$1,793	$(2,105)	$9,056

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$1,229	$169,124	$46	$—
Mortality & expense risk charges	(1,169)	(242,794)	(153)	(1,991)

Net investment income (loss)	60	(73,670)	(107)	(1,991)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(463)	2,247,301	30	2,182
Capital gain distributions	20,546	1,619,609	1,570	1,632
Change in unrealized appreciation (depreciation) of investments	(29,476)	3,257,722	445	(8,300)

Net gain (loss) on investments	(9,393)	7,124,632	2,045	(4,486)

Net increase (decrease) in net assets resulting from operations	$(9,333)	$7,050,962	$1,938	$(6,477)

For the year ended December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$3,110	$3,051	$338,784	$1,110
Mortality & expense risk charges	(2,414)	(1,815)	(152,133)	(1,695)

Net investment income (loss)	696	1,236	186,651	(585)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	1,913	(341)	1,308,064	1,417
Capital gain distributions	26,036	17,917	797,618	24,804
Change in unrealized appreciation (depreciation) of investments	(19,013)	(13,538)	111,241	22,018

Net gain (loss) on investments	8,936	4,038	2,216,923	48,239

Net increase (decrease) in net assets resulting from operations	$9,632	$5,274	$2,403,574	$47,654

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$813,636	$189	$1,151	$9,777
Mortality & expense risk charges	(464,466)	(174)	(1,435)	(4,697)

Net investment income (loss)	349,170	15	(284)	5,080

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(541,820)	47	1,563	5,517
Capital gain distributions	—	1,833	10,905	34,058
Change in unrealized appreciation (depreciation) of investments	11,659,729	1,548	3,652	(20,392)

Net gain (loss) on investments	11,117,909	3,428	16,120	19,183

Net increase (decrease) in net assets resulting from operations	$11,467,079	$3,443	$15,836	$24,263

For the year ended December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$1,679	$4,293	$12,129	$1,712
Mortality & expense risk charges	(955)	(1,647)	(4,353)	(457)

Net investment income (loss)	724	2,646	7,776	1,255

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	784	830	(46,165)	1,737
Capital gain distributions	2,493	10,402	55,727	—
Change in unrealized appreciation (depreciation) of investments	5,167	(5,149)	(163,073)	(372)

Net gain (loss) on investments	8,444	6,083	(153,511)	1,365

Net increase (decrease) in net assets resulting from operations	$9,168	$8,729	$(145,735)	$2,620

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$1,807,416	$11,791	$798,477	$3,053
Mortality & expense risk charges	(135,381)	(2,945)	(90,976)	(378)

Net investment income (loss)	1,672,035	8,846	707,501	2,675

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(1,546,743)	(4,280)	1,990	12
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	392,096	(18,508)	(235,153)	472

Net gain (loss) on investments	(1,154,647)	(22,788)	(233,163)	484

Net increase (decrease) in net assets resulting from operations	$517,388	$(13,942)	$474,338	$3,159

For the year ended December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$9,381	$1,244	$194,855
Mortality & expense risk charges	(1,205)	(151)	(23,255)

Net investment income (loss)	8,176	1,093	171,600

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	12	1	—
Capital gain distributions	—	—	—
Change in unrealized appreciation (depreciation) of investments	(1,933)	38	—

Net gain (loss) on investments	(1,921)	39	—

Net increase (decrease) in net assets resulting from operations	$6,255	$1,132	$171,600

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets

For the years ended, except as indicated[1]	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(1,009)	$(3,898)	$32,835	$(12,057)
Net realized gains (loss) on investments	50,373	2,710	77,691	4,126
Change in net unrealized appreciation (depreciation) on investments	344,858	149,369	733,648	437,029

Net Change in Net Assets from Operations	394,222	148,181	844,174	429,098

Unit Transactions:
Proceeds from units issued	514,593	74,358	1,182,140	153,887
Death benefits	—	—	—	—
Surrenders and terminations	(237,912)	(45,822)	(348,682)	(161,578)
Cost of insurance and administrative charges	(201,769)	(27,409)	(669,033)	(100,030)
Policy loans	(7,079)	(12,387)	(16,241)	(64,236)
Transfers between subaccounts	3,162,564	3,212,055	9,463,833	8,168,432

Net Change in Net Assets from Unit Transactions	3,230,397	3,200,795	9,612,017	7,996,475

Net Change in Net Assets	3,624,619	3,348,976	10,456,191	8,425,573

Net Assets Beginning of Period	3,348,976	—	8,425,573	—

Net Assets End of Period	$6,973,595	$3,348,976	$18,881,764	$8,425,573

For the years ended, except as indicated[1]	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$46,687	$(5,801)	$12,531	$(812)
Net realized gains (loss) on investments	62,482	405	11,940	265
Change in net unrealized appreciation (depreciation) on investments	283,940	169,379	33,058	15,810

Net Change in Net Assets from Operations	393,109	163,983	57,529	15,263

Unit Transactions:
Proceeds from units issued	441,179	77,783	48,181	12,588
Death benefits	—	—	—	—
Surrenders and terminations	(431,596)	(37,918)	(64,784)	(17,080)
Cost of insurance and administrative charges	(383,781)	(48,624)	(52,331)	(5,943)
Policy loans	(1,609)	(1,123)	303	—
Transfers between subaccounts	5,913,702	4,242,786	858,225	895,517

Net Change in Net Assets from Unit Transactions	5,537,895	4,232,904	789,594	885,082

Net Change in Net Assets	5,931,004	4,396,887	847,123	900,345

Net Assets Beginning of Period	4,396,887	—	900,345	—

Net Assets End of Period	$10,327,891	$4,396,887	$1,747,468	$900,345

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Technology Subaccount		Partner Small Cap Growth Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(187)	$(40)	$(292)	$(34)
Net realized gains (loss) on investments	1,803	14	2,966	12
Change in net unrealized appreciation (depreciation) on investments	218	72	(881)	1,572

Net Change in Net Assets from Operations	1,834	46	1,793	1,550

Unit Transactions:
Proceeds from units issued	1,850	263	4,193	412
Death benefits	—	—	—	—
Surrenders and terminations	(2,502)	—	(3,152)	—
Cost of insurance and administrative charges	(2,520)	(507)	(2,439)	(240)
Policy loans	(6,377)	(6,270)	(3,167)	21
Transfers between subaccounts	9,711	47,240	52,219	18,637

Net Change in Net Assets from Unit Transactions	162	40,726	47,654	18,830

Net Change in Net Assets	1,996	40,772	49,447	20,380

Net Assets Beginning of Period	40,772	—	20,380	—

Net Assets End of Period	$42,768	$40,772	$69,827	$20,380

For the years ended, except as indicated[1]	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(726)	$(217)	$(708)	$(214)
Net realized gains (loss) on investments	19,778	27	12,131	433
Change in net unrealized appreciation (depreciation) on investments	(21,157)	10,428	(2,367)	7,132

Net Change in Net Assets from Operations	(2,105)	10,238	9,056	7,351

Unit Transactions:
Proceeds from units issued	21,730	4,564	14,446	3,700
Death benefits	—	—	—	—
Surrenders and terminations	(4,845)	(1)	(16,499)	(6,599)
Cost of insurance and administrative charges	(14,254)	(1,988)	(8,909)	(1,469)
Policy loans	(6,819)	616	2,510	(323)
Transfers between subaccounts	23,424	207,740	113,969	126,676

Net Change in Net Assets from Unit Transactions	19,236	210,931	105,517	121,985

Net Change in Net Assets	17,131	221,169	114,573	129,336

Net Assets Beginning of Period	221,169	—	129,336	—

Net Assets End of Period	$238,300	$221,169	$243,909	$129,336

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Small Cap Index Subaccount		Mid Cap Growth Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$60	$(105)	$(73,670)	$(208,601)
Net realized gains (loss) on investments	20,083	14	3,866,910	1,450,865
Change in net unrealized appreciation (depreciation) on investments	(29,476)	3,845	3,257,722	1,868,423

Net Change in Net Assets from Operations	(9,333)	3,754	7,050,962	3,110,687

Unit Transactions:
Proceeds from units issued	12,541	468	3,385,722	4,159,445
Death benefits	—	—	—	(272,084)
Surrenders and terminations	(1,121)	(1,502)	(2,433,698)	(2,893,487)
Cost of insurance and administrative charges	(5,446)	(461)	(2,003,652)	(2,662,066)
Policy loans	(2,921)	101	(241,879)	(160,583)
Transfers between subaccounts	151,692	89,568	(5,849,715)	(4,493,427)

Net Change in Net Assets from Unit Transactions	154,745	88,174	(7,143,222)	(6,322,202)

Net Change in Net Assets	145,412	91,928	(92,260)	(3,211,515)

Net Assets Beginning of Period	91,928	—	39,701,335	42,912,850

Net Assets End of Period	$237,340	$91,928	$39,609,075	$39,701,335

For the years ended, except as indicated[1]	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(107)	$(11)	$(1,991)	$793
Net realized gains (loss) on investments	1,600	4	3,814	1,146
Change in net unrealized appreciation (depreciation) on investments	445	351	(8,300)	6,073

Net Change in Net Assets from Operations	1,938	344	(6,477)	8,012

Unit Transactions:
Proceeds from units issued	953	(1)	17,145	1,866
Death benefits	—	—	—	—
Surrenders and terminations	—	—	(22,038)	—
Cost of insurance and administrative charges	(708)	(104)	(12,724)	(978)
Policy loans	—	—	(4,148)	383
Transfers between subaccounts	42,584	8,649	264,167	120,680

Net Change in Net Assets from Unit Transactions	42,829	8,544	242,402	121,951

Net Change in Net Assets	44,767	8,888	235,925	129,963

Net Assets Beginning of Period	8,888	—	129,963	—

Net Assets End of Period	$53,655	$8,888	$365,888	$129,963

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$696	$(217)	$1,236	$(84)
Net realized gains (loss) on investments	27,949	331	17,576	11
Change in net unrealized appreciation (depreciation) on investments	(19,013)	8,029	(13,538)	2,514

Net Change in Net Assets from Operations	9,632	8,143	5,274	2,441

Unit Transactions:
Proceeds from units issued	24,304	4,994	10,274	348
Death benefits	—	—	—	—
Surrenders and terminations	(27,431)	(6,593)	(17,213)	(1,502)
Cost of insurance and administrative charges	(17,390)	(1,766)	(8,752)	(349)
Policy loans	(1,215)	(426)	(390)	6
Transfers between subaccounts	293,818	168,015	285,655	77,880

Net Change in Net Assets from Unit Transactions	272,086	164,224	269,574	76,383

Net Change in Net Assets	281,718	172,367	274,848	78,824

Net Assets Beginning of Period	172,367	—	78,824	—

Net Assets End of Period	$454,085	$172,367	$353,672	$78,824

For the years ended, except as indicated[1]	Partner International Stock Subaccount		Partner All Cap Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$186,651	$207,185	$(585)	$(168)
Net realized gains (loss) on investments	2,105,682	853,053	26,221	27
Change in net unrealized appreciation (depreciation) on investments	111,241	3,612,211	22,018	8,045

Net Change in Net Assets from Operations	2,403,574	4,672,449	47,654	7,904

Unit Transactions:
Proceeds from units issued	1,775,950	2,129,273	17,142	2,895
Death benefits	—	(135,751)	—	—
Surrenders and terminations	(1,354,163)	(1,433,833)	(14,338)	(1,502)
Cost of insurance and administrative charges	(1,199,126)	(1,504,696)	(8,615)	(975)
Policy loans	(83,785)	(121,967)	(6,266)	83
Transfers between subaccounts	(2,731,538)	(1,788,793)	235,939	110,258

Net Change in Net Assets from Unit Transactions	(3,592,662)	(2,855,767)	223,862	110,759

Net Change in Net Assets	(1,189,088)	1,816,682	271,516	118,663

Net Assets Beginning of Period	25,410,111	23,593,429	118,663	—

Net Assets End of Period	$24,221,023	$25,410,111	$390,179	$118,663

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$349,170	$(72,094)	$15	$(12)
Net realized gains (loss) on investments	(541,820)	(2,357,722)	1,880	3
Change in net unrealized appreciation (depreciation) on investments	11,659,729	7,069,008	1,548	344

Net Change in Net Assets from Operations	11,467,079	4,639,192	3,443	335

Unit Transactions:
Proceeds from units issued	6,657,599	8,014,634	618	68
Death benefits	—	(623,727)	—	—
Surrenders and terminations	(4,731,266)	(5,131,507)	—	—
Cost of insurance and administrative charges	(3,965,498)	(5,254,643)	(803)	(117)
Policy loans	(359,989)	(171,732)	(436)	—
Transfers between subaccounts	(10,625,087)	(9,091,108)	31,578	9,143

Net Change in Net Assets from Unit Transactions	(13,024,241)	(12,258,083)	30,957	9,094

Net Change in Net Assets	(1,557,162)	(7,618,891)	34,400	9,429

Net Assets Beginning of Period	78,558,160	86,177,051	9,429	—

Net Assets End of Period	$77,000,998	$78,558,160	$43,829	$9,429

For the years ended, except as indicated[1]	Partner Growth Stock Subaccount		Large Cap Value Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(284)	$(73)	$5,080	$(464)
Net realized gains (loss) on investments	12,468	53	39,575	86
Change in net unrealized appreciation (depreciation) on investments	3,652	3,133	(20,392)	18,370

Net Change in Net Assets from Operations	15,836	3,113	24,263	17,992

Unit Transactions:
Proceeds from units issued	10,191	887	47,955	6,081
Death benefits	—	—	—	—
Surrenders and terminations	(35,120)	—	(49,802)	(2,330)
Cost of insurance and administrative charges	(7,369)	(618)	(27,793)	(3,743)
Policy loans	21,303	(1,645)	(9,672)	(150)
Transfers between subaccounts	236,266	58,358	433,736	380,152

Net Change in Net Assets from Unit Transactions	225,271	56,982	394,424	380,010

Net Change in Net Assets	241,107	60,095	418,687	398,002

Net Assets Beginning of Period	60,095	—	398,002	—

Net Assets End of Period	$301,202	$60,095	$816,689	$398,002

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Large Cap Stock Subaccount		Large Cap Index Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$724	$(101)	$2,646	$(146)
Net realized gains (loss) on investments	3,277	35	11,232	42
Change in net unrealized appreciation (depreciation) on investments	5,167	3,599	(5,149)	5,405

Net Change in Net Assets from Operations	9,168	3,533	8,729	5,301

Unit Transactions:
Proceeds from units issued	12,068	2,893	20,354	842
Death benefits	—	—	—	—
Surrenders and terminations	(11,287)	—	(6,395)	(2,254)
Cost of insurance and administrative charges	(8,484)	(1,081)	(9,602)	(837)
Policy loans	1,169	79	1,551	(293)
Transfers between subaccounts	111,517	75,500	159,564	146,496

Net Change in Net Assets from Unit Transactions	104,983	77,391	165,472	143,954

Net Change in Net Assets	114,151	80,924	174,201	149,255

Net Assets Beginning of Period	80,924	—	149,255	—

Net Assets End of Period	$195,075	$80,924	$323,456	$149,255

For the years ended, except as indicated[1]	Real Estate Securities Subaccount		Balanced Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$7,776	$(478)	$1,255	$(56)
Net realized gains (loss) on investments	9,562	293	1,737	36
Change in net unrealized appreciation (depreciation) on investments	(163,073)	24,440	(372)	1,010

Net Change in Net Assets from Operations	(145,735)	24,255	2,620	990

Unit Transactions:
Proceeds from units issued	45,503	8,736	2,411	337
Death benefits	—	—	—	—
Surrenders and terminations	(14,596)	(752)	(15,679)	—
Cost of insurance and administrative charges	(31,313)	(4,376)	(2,943)	(594)
Policy loans	(15,336)	(5,958)	(1,410)	(6,320)
Transfers between subaccounts	173,509	430,996	28,361	93,853

Net Change in Net Assets from Unit Transactions	157,767	428,646	10,740	87,276

Net Change in Net Assets	12,032	452,901	13,360	88,266

Net Assets Beginning of Period	452,901	—	88,266	—

Net Assets End of Period	$464,933	$452,901	$101,626	$88,266

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	High Yield Subaccount		Diversified Income Plus Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$1,672,035	$1,881,988	$8,846	$(183)
Net realized gains (loss) on investments	(1,546,743)	(1,875,180)	(4,280)	51
Change in net unrealized appreciation (depreciation) on investments	392,096	2,315,637	(18,508)	6,386

Net Change in Net Assets from Operations	517,388	2,322,445	(13,942)	6,254

Unit Transactions:
Proceeds from units issued	1,832,807	2,155,122	17,486	1,272
Death benefits	—	(272,649)	—	—
Surrenders and terminations	(1,189,942)	(1,323,819)	(8,904)	—
Cost of insurance and administrative charges	(1,246,382)	(1,717,342)	(38,574)	(2,539)
Policy loans	(18,079)	(88,916)	(7,849)	(6,741)
Transfers between subaccounts	(3,261,876)	(2,907,335)	245,112	192,630

Net Change in Net Assets from Unit Transactions	(3,883,472)	(4,154,939)	207,271	184,622

Net Change in Net Assets	(3,366,084)	(1,832,494)	193,329	190,876

Net Assets Beginning of Period	24,271,554	26,104,048	190,876	—

Net Assets End of Period	$20,905,470	$24,271,554	$384,205	$190,876

For the years ended, except as indicated[1]	Income Subaccount		Bond Index Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$707,501	$832,847	$2,675	$242
Net realized gains (loss) on investments	1,990	99,559	12	1
Change in net unrealized appreciation (depreciation) on investments	(235,153)	(112,270)	472	34

Net Change in Net Assets from Operations	474,338	820,136	3,159	277

Unit Transactions:
Proceeds from units issued	1,212,736	1,491,584	1,763	155
Death benefits	—	(239,179)	—	—
Surrenders and terminations	(959,886)	(823,461)	—	—
Cost of insurance and administrative charges	(842,001)	(1,205,395)	(1,474)	(131)
Policy loans	(7,101)	(82,551)	(19)	6
Transfers between subaccounts	(2,269,809)	(2,454,214)	38,259	39,519

Net Change in Net Assets from Unit Transactions	(2,866,061)	(3,313,216)	38,529	39,549

Net Change in Net Assets	(2,391,723)	(2,493,080)	41,688	39,826

Net Assets Beginning of Period	16,584,000	19,077,080	39,826	—

Net Assets End of Period	$14,192,277	$16,584,000	$81,514	$39,826

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$8,176	$685	$1,093	$228
Net realized gains (loss) on investments	12	4	1	2
Change in net unrealized appreciation (depreciation) on investments	(1,933)	72	38	93

Net Change in Net Assets from Operations	6,255	761	1,132	323

Unit Transactions:
Proceeds from units issued	5,085	2,564	353	110
Death benefits	—	—	—	—
Surrenders and terminations	(9,342)	—	—	—
Cost of insurance and administrative charges	(6,403)	(1,601)	(1,764)	(129)
Policy loans	388	(205)	292	(150)
Transfers between subaccounts	206,386	72,867	5,179	19,804

Net Change in Net Assets from Unit Transactions	196,114	73,625	4,060	19,635

Net Change in Net Assets	202,369	74,386	5,192	19,958
Net Assets Beginning of Period	74,386	—	19,958	—

Net Assets End of Period	$276,755	$74,386	$25,150	$19,958

For the years ended, except as indicated[1]	Money Market Subaccount
	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$171,600	$168,865
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	171,600	168,865

Unit Transactions:
Proceeds from units issued	540,898	615,346
Death benefits	—	(105,049)
Surrenders and terminations	(508,696)	(316,776)
Cost of insurance and administrative charges	(398,949)	(417,123)
Policy loans	(7,444)	(13,231)
Transfers between subaccounts	199,545	(181,085)

Net Change in Net Assets from Unit Transactions	(174,646)	(417,918)

Net Change in Net Assets	(3,046)	(249,053)

Net Assets Beginning of Period	3,947,244	4,196,297

Net Assets End of Period	$3,944,198	$3,947,244

[1]	Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements

December 31, 2007

(1) Organization

The Thrivent Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 31 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (a)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (a)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (a)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (a)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Technology (a)	Thrivent Series Fund, Inc. — Technology Portfolio
Partner Small Cap Growth (a)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (a)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock (a)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index (a)	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (b)
Mid Cap Growth II (a)	Thrivent Series Fund, Inc. — Mid Cap Growth II Portfolio
Partner Mid Cap Value (a)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock (a)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index (a)	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner All Cap (a)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Growth II (a)	Thrivent Series Fund, Inc. — Large Cap Growth II Portfolio
Partner Growth Stock (a)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value (a)	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index (a)	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Real Estate Securities (a)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Balanced (a)	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (a, c)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index (a)	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (a)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (a)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Since inception, August 7, 2006
(b)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.
(c)	Formerly known as High Yield II, name change effective June 30, 2006

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(1) Organization, continued

Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

(2) Significant Accounting Policies

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial less deductions for sales distribution expenses of 5% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by Thrivent Financial for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

A transfer fee of $20 is deducted upon each transfer in excess of 12 per contract year for Variable Universal Life contracts only.

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less.

A charge is deducted from the cash value of the contract to compensate Thrivent Financial for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount. The charge remains at a

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(3) Expense Charges, continued

level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease is zero after fifteen years. This charge deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2007, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2005	—	—	—	—	—	—
Units Issued	321,497	826,825	418,994	86,860	4,144	1,858
Units Redeemed	(19,134)	(58,117)	(12,063)	(2,197)	(594)	(24)

Units Outstanding at December 31, 2006	302,363	768,708	406,931	84,663	3,550	1,834
Units Issued	338,642	992,400	587,529	90,241	3,060	4,991
Units Redeemed	(61,624)	(152,616)	(93,836)	(18,381)	(3,238)	(998)

Units Outstanding at December 31, 2007	579,381	1,608,492	900,624	156,523	3,372	5,827

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2005	—	—	—	2,378,361	—	—
Units Issued	20,072	13,006	8,479	345,256	804	11,858
Units Redeemed	(383)	(1,162)	(187)	(685,893)	(9)	(93)

Units Outstanding at December 31, 2006	19,689	11,844	8,292	2,037,724	795	11,765
Units Issued	19,504	12,882	15,787	223,843	3,290	31,156
Units Redeemed	(17,629)	(3,554)	(2,433)	(555,999)	(55)	(10,616)

Units Outstanding at December 31, 2007	21,564	21,172	21,646	1,705,568	4,030	32,305

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2005	—	—	1,492,373	—	1,489,266	—
Units Issued	16,784	7,409	265,268	10,892	196,258	857
Units Redeemed	(1,339)	(179)	(426,883)	(237)	(405,838)	(11)

Units Outstanding at December 31, 2006	15,445	7,230	1,330,758	10,655	1,279,686	846
Units Issued	29,456	35,209	178,558	22,495	136,294	2,671
Units Redeemed	(6,173)	(12,114)	(355,127)	(3,866)	(335,104)	(119)

Units Outstanding at December 31, 2007	38,728	30,325	1,154,189	29,284	1,080,876	3,398

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2005	—	—	—	—	—	—
Units Issued	5,583	37,260	8,182	13,718	41,199	8,791
Units Redeemed	(274)	(1,168)	(820)	(347)	(1,336)	(655)

Units Outstanding at December 31, 2006	5,309	36,092	7,362	13,371	39,863	8,136
Units Issued	23,584	60,542	12,155	20,203	75,137	6,939
Units Redeemed	(4,395)	(25,462)	(2,920)	(5,855)	(65,514)	(6,140)

Units Outstanding at December 31, 2007	24,498	71,172	16,597	27,719	49,486	8,935

Transactions in units (including transfers among subaccounts) were as follows:

	High Yield	Diversified Income Plus	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2005	778,497	—	559,018	—	—	—
Units Issued	91,675	18,367	64,894	3,883	8,236	1,977
Units Redeemed	(209,930)	(883)	(160,116)	(13)	(943)	(35)

Units Outstanding at December 31, 2006	660,242	17,484	463,796	3,870	7,293	1,942
Units Issued	64,280	61,333	46,836	4,390	20,762	597
Units Redeemed	(167,702)	(43,062)	(125,924)	(719)	(1,807)	(197)

Units Outstanding at December 31, 2007	556,820	35,755	384,708	7,541	26,248	2,342

	Money Market
Units Outstanding at December 31, 2005	1,951,193
Units Issued	650,285
Units Redeemed	(840,187)

Units Outstanding at December 31, 2006	1,761,291
Units Issued	766,514
Units Redeemed	(844,357)

Units Outstanding at December 31, 2007	1,683,448

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2007 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$3,604,503	$352,751
Moderately Aggressive Allocation	10,022,005	320,637
Moderate Allocation	6,012,681	385,430
Moderately Conservative Allocation	997,239	187,383
Technology	37,207	36,403
Partner Small Cap Growth	60,511	10,669
Partner Small Cap Value	210,419	175,127
Small Cap Stock	139,675	23,932
Small Cap Index	190,026	14,675
Mid Cap Growth	2,242,933	7,840,215
Mid Cap Growth II	45,099	806
Partner Mid Cap Value	346,364	104,320
Mid Cap Stock	346,031	47,214
Mid Cap Index	404,865	116,137
Partner International Stock	1,626,952	4,235,345
Partner All Cap	277,571	29,490
Large Cap Growth	1,597,199	14,272,270
Large Cap Growth II	34,288	1,482
Partner Growth Stock	284,859	48,968
Large Cap Value	645,297	211,734
Large Cap Stock	131,594	23,394
Large Cap Index	214,396	35,876
Real Estate Securities	826,232	604,962
Balanced	79,558	67,563
High Yield	2,088,704	4,300,141
Diversified Income Plus	536,814	320,697
Income	1,080,311	3,238,870
Bond Index	47,142	5,939
Limited Maturity Bond	220,553	16,262
Mortgage Securities	7,212	2,060
Money Market	1,306,909	1,309,955

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2007, except as indicated in Note 1, follows:

Subaccount	2007	2006	2005	2004	2003
Aggressive Allocation
Units	579,381	302,363
Unit value	$12.04	$11.08
Net assets	$6,973,595	$3,348,976
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.58%	0.00%
Total return (c)	8.67%	10.76%

Moderately Aggressive Allocation
Units	1,608,492	768,708
Unit value	$11.74	$10.96
Net assets	$18,881,764	$8,425,573
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.82%	0.00%
Total return (c)	7.10%	9.61%

Moderate Allocation
Units	900,624	406,931
Unit value	$11.47	$10.80
Net assets	$10,327,891	$4,396,887
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.18%	0.00%
Total return (c)	6.13%	8.05%

Moderately Conservative Allocation
Units	156,523	84,663
Unit value	$11.16	$10.63
Net assets	$1,747,468	$900,345
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.56%	0.00%
Total return (c)	4.98%	6.34%

Technology
Units	3,372	3,550
Unit value	$12.68	$11.49
Net assets	$42,768	$40,772
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	10.40%	14.87%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Partner Small Cap Growth
Units	5,827	1,834
Unit value	$11.98	$11.11
Net assets	$69,827	$20,380
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	7.87%	11.10%

Partner Small Cap Value
Units	21,564	19,689
Unit value	$11.05	$11.23
Net assets	$238,300	$221,169
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.37%	0.00%
Total return (c)	(1.62)%	12.33%

Small Cap Stock
Units	21,172	11,844
Unit value	$11.52	$10.92
Net assets	$243,909	$129,336
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.27%	0.00%
Total return (c)	5.50%	9.20%

Small Cap Index
Units	21,646	8,292
Unit value	$10.96	$11.09
Net assets	$237,340	$91,928
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.63%	0.00%
Total return (c)	(1.10)%	10.87%

Mid Cap Growth
Units	1,705,568	2,037,724	2,378,361	2,413,757	1,275,611
Unit value	$23.22	$19.48	$18.04	$16.31	$14.74
Net assets	$39,609,075	$39,701,335	$42,912,850	$39,376,561	$18,799,703
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.42%	0.11%	0.00%	0.00%	0.00%
Total return (c)	19.20%	7.98%	10.60%	10.69%	35.11%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Mid Cap Growth II
Units	4,030	795
Unit value	$13.31	$11.18
Net assets	$53,655	$8,888
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.18%	0.00%
Total return (c)	19.08%	11.80%

Partner Mid Cap Value
Units	32,305	11,765
Unit value	$11.33	$11.05
Net assets	$365,888	$129,963
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.00%	1.25%
Total return (c)	2.53%	10.46%

Mid Cap Stock
Units	38,728	15,445
Unit value	$11.73	$11.16
Net assets	$454,085	$172,367
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.77%	0.00%
Total return (c)	5.06%	11.60%

Mid Cap Index
Units	30,325	7,230
Unit value	$11.66	$10.90
Net assets	$353,672	$78,824
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.01%	0.00%
Total return (c)	6.98%	9.02%

Partner International Stock
Units	1,154,189	1,330,758	1,492,373	1,463,773	1,463,149
Unit value	$20.99	$19.09	$15.81	$13.99	$12.17
Net assets	$24,221,023	$25,410,111	$23,593,429	$20,473,015	$17,801,932
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.34%	1.42%	1.11%	1.36%	1.45%
Total return (c)	9.90%	20.78%	13.03%	14.96%	30.49%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Partner All Cap
Units	29,284	10,655
Unit value	$13.32	$11.14
Net assets	$390,179	$118,663
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.39%	0.00%
Total return (c)	19.64%	11.36%

Large Cap Growth
Units	1,080,876	1,279,686	1,489,266	1,582,124	1,608,369
Unit value	$71.24	$61.39	$57.87	$54.40	$50.83
Net assets	$77,000,998	$78,558,160	$86,177,051	$86,065,488	$81,745,495
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.06%	0.51%	0.80%	0.50%	0.52%
Total return (c)	16.05%	6.09%	6.37%	7.03%	29.71%

Large Cap Growth II
Units	3,398	846
Unit value	$12.90	$11.14
Net assets	$43,829	$9,429
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.65%	0.00%
Total return (c)	15.77%	11.42%

Partner Growth Stock
Units	24,498	5,309
Unit value	$12.29	$11.32
Net assets	$301,202	$60,095
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.48%	0.00%
Total return (c)	8.61%	13.20%

Large Cap Value
Units	71,172	36,092
Unit value	$11.47	$11.03
Net assets	$816,689	$398,002
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.25%	0.00%
Total return (c)	4.06%	10.27%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Large Cap Stock
Units	16,597	7,362
Unit value	$11.75	$10.99
Net assets	$195,075	$80,924
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.05%	0.00%
Total return (c)	6.92%	9.93%

Large Cap Index
Units	27,719	13,371
Unit value	$11.67	$11.16
Net assets	$323,456	$149,255
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.56%	0.00%
Total return (c)	4.54%	11.63%

Real Estate Securities
Units	49,486	39,863
Unit value	$9.40	$11.36
Net assets	$464,933	$452,901
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.68%	0.00%
Total return (c)	(17.31)%	13.62%

Balanced
Units	8,935	8,136
Unit value	$11.37	$10.85
Net assets	$101,626	$88,266
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	2.26%	0.00%
Total return (c)	4.84%	8.49%

High Yield
Units	556,820	660,242	778,497	845,903	880,893
Unit value	$37.54	$36.76	$33.53	$32.43	$29.62
Net assets	$20,905,470	$24,271,554	$26,104,048	$27,431,766	$26,092,159
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	8.06%	7.97%	8.03%	8.13%	9.00%
Total return (c)	2.13%	9.63%	3.40%	9.48%	27.23%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Diversified Income Plus
Units	35,755	17,484
Unit value	$10.75	$10.92
Net assets	$384,205	$190,876
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	2.40%	0.00%
Total return (c)	(1.57)%	9.17%

Income
Units	384,708	463,796	559,018	597,488	629,146
Unit value	$36.89	$35.76	$34.13	$33.56	$32.23
Net assets	$14,192,277	$16,584,000	$19,077,080	$20,051,662	$20,280,311
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	5.30%	5.20%	4.68%	4.36%	4.47%
Total return (c)	3.17%	4.78%	1.69%	4.11%	7.86%

Bond Index
Units	7,541	3,870
Unit value	$10.81	$10.29
Net assets	$81,514	$39,826
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	4.85%	1.82%
Total return (c)	5.05%	2.90%

Limited Maturity Bond
Units	26,248	7,293
Unit value	$10.54	$10.20
Net assets	$276,755	$74,386
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	4.66%	1.80%
Total return (c)	3.38%	1.99%

Mortgage Securities
Units	2,342	1,942
Unit value	$10.74	$10.28
Net assets	$25,150	$19,958
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	4.97%	1.92%
Total return (c)	4.49%	2.77%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Money Market
Units	1,683,448	1,761,291	1,951,193	2,252,335	2,568,791
Unit value	$2.34	$2.24	$2.15	$2.10	$2.10
Net assets	$3,944,198	$3,947,244	$4,196,297	$4,737,838	$5,383,647
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	5.06%	4.73%	2.80%	0.96%	0.84%
Total return (c)	4.54%	4.21%	2.24%	0.37%	0.24%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)	Resolutions of Board of Directors of the Depositor authorizing the establishment of the Registrant (2)
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the Registrant to change its name (3)
(b)	Custodian Agreements—Not applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) (7)
(c)(ii)	Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the Contracts (4)
(d)(i)	Form of Contract (1)(2)
(d)(ii)	Available Contract Riders (1)(2)
(e)	Contract Application Form (2)
(f)	Depositor’s Articles of Incorporation (as amended May 21, 2002) and Bylaws (as amended February 5, 2004) (6)
(g)	Reinsurance Contracts (5)
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc Dated December 31, 2003 (6)
(i)	Administrative Contracts—Not applicable
(j)	Other Material Contracts—Not applicable
(k)	Opinion and Consent of Counsel *
(l)	Actuarial Opinion—Not applicable
(m)	Calculation—Not applicable
(n)	Consent of Independent Registered Public Accounting Firm —Ernst & Young LLP *
(o)	Omitted Financial Statements—Not applicable
(p)	Initial Capital Agreements—Not applicable
(q)	Redeemability Exemption *
(r)	Powers of Attorney Forms for Dr. Addie J. Butler, James M. Hushagen, F. Mark Kuhlman, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, and Adrian M. Tocklin,

*	Filed herewith.
(1)	Incorporated by reference from post-effective amendment No. 5 to the registration statement on Form S-6 of Thrivent Variable Insurance Account I, Registration No. 33-72386, Accession No. 0000915756-97-000003, filed on February 28, 1997.
(2)	Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account I, Registration No. 33-72386, Accession No. 0000915756-98-000007, filed on April 29, 1998.
(3)	Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039305-02-000014, filed on August 29, 2002.
(4)	Incorporated by reference from post-effective amendment No. 9 to the registration statement on Form N-6 by Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039305-02-000020, filed on October 29, 2002.
(5)	Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 0001039305-03-000003, filed on February 26, 2003.
(6)	Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 0001193125-04-064690, filed on April 19, 2004.

1

(7)	Incorporated by reference from post-effective amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-76152, Accession No. 0001193125-06-084631, filed on April 20, 2006.

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President and Chief Executive Officer

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, PA 19144	Director

James M. Hushagen Eisenhower & Carlson 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

2

Name and Principal Business Address	Positions and Offices with Depositor

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, MO 63301	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, TX 78704	Director

Alice M. Richter 14810 Blakeney Road Eden Prairie, MN 55347	Director

James H. Scott 2853 Tansey Lane Chester Springs, PA 19425	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78754-5154	Director

Dr. Albert K. Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

3

Name and Principal Business Address	Positions and Offices with Depositor
Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

James A. Thomsen	Executive Vice President, Field Distribution

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Timothy J. Lehman	Senior Vice President, Marketing

Jennifer H. Martin	Senior Vice President, Human Resources

Holly J. Morris	Senior Vice President, Chief Information Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Field Distribution

Russell W. Swansen	Senior Vice President, Chief Investment Officer

4

Name and Principal Business Address	Positions and Offices with Depositor
Marie A. Uhrich	Senior Vice President, Communications

Katie S. Kloster	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

5

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; general business corporation)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent )	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance agency)

	Thrivent Insurance Agency Inc. (Minnesota corp.; licensed life and health insurance agency)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Financial Lifelong Resources Inc. (Minnesota corp.; engaged in educational-type business)

Wholly-owned subsidiary of Thrivent Life Insurance Company		Thrivent Asset Management LLC (DE limited liability company; investment adviser)

Item 29. Indemnification

Section 33 of Depositor’s Bylaws, Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund, and Thrivent Investment Mgt. contains a provision in which the Fund and Thrivent Investment Mgt. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

6

Item 30. Principal Underwriter

(a)	Other activity. Thrivent Investment Management is the principal underwriter of the contracts.

(b)	Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and President Director and Senior Vice President

Randall L. Boushek	Director

Jennifer R. Relien	General Counsel and Secretary

Nikki L. Sorum	Director and Senior Vice President

Andrea C. Golis	Chief Compliance Officer

Christopher J. Kopka	Vice President

Brian W. Picard 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer 2665 Megan Way Neekah, WI 54956	Vice President

Michael J. Haglin 160 Chapel Road Suite 201 Manchester, CT 06040-1625	Vice President

Park G. Jarrett III	Vice President

Timothy P. Schmidt Suite 550 Golden Valley, MN 55416-1078	Vice President

Katie S. Kloster	Vice President IC and IA Chief Compliance Officer

Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President

Thomas C. Schinke	Vice President

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President and Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President and Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

(c)	Compensation from the Registrant. Not Applicable.

7

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 22nd day of April, 2008.

THRIVENT VARIABLE INSURANCE ACCOUNT A
(Registrant)

By THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By	/S/ BRUCE J. NICHOLSON
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 22nd day of April, 2008.

THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By	/S/ BRUCE J. NICHOLSON
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of April, 2008.

/s/ Bruce J. Nicholson Bruce J. Nicholson	President and Chief Executive Officer (Chief Executive Officer)

/s/ Randall L. Boushek Randall L. Boushek	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Paul B. Zastrow Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

A Majority of the Board of Directors:*

Dr. Addie J. Butler	Paul W. Middeke	Dr. Albert Siu

James M. Hushagen	Frank H. Moeller	Allan R. Spies

F. Mark Kuhlman	Alice M. Richter	Adrian M. Tocklin

Richard C. Lundell	James H. Scott

John P. McDaniel	Dr. Kurt M. Senske

9

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

April 22, 2008	By: /s/ James M. Odland
James M. Odland, Attorney-in-Fact

10

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP
q	Redeemability Exemption Memorandum
r(ii)	Power of Attorney – Forms for: Alice M. Richter, Addie J. Butler, James M. Hushagen, Frederick M. Kuhlmann, Richard C. Lundell, John P. McDaniel, Paul W. Middake, Frank H. Moeller, James H. Scott, Kurt M. Senske, Albert K. Siu, Allan R. Spies and Adrian M. Tocklin

11